UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2007

WILLDAN GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 424-9144

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐  Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2007, Willdan Group, Inc. (the “Company”) entered into an Amendment to Employment Agreement (the “Amendment”) with L. Mallory McCamant, Chief Financial Officer, Senior Vice President and Assistant Secretary of the Company.  Pursuant to the Amendment, Ms. McCamant’s base annual salary was increased to $205,000, effective retroactive to January 1, 2007.

The foregoing summary description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.1.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits.

10.1                            Amendment to Employment Agreement dated March 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLDAN GROUP, INC.

Date: March 26, 2007	By:	/s/ Tracy Lenocker
Tracy Lenocker
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document

10.1	Amendment to Employment Agreement dated March 23, 2007